Provisions on Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Provisions on Assets	Provisions on Assets

Year Ended December 31	2021	2020
Midstream	$59	$106
Corporate/Other	5	3
	$64	$109

Midstream

In 2021, AltaGas recorded pre-tax provisions of $59 million primarily related to the sale of the majority of WGL Midstream's commodity business as well as certain non-core development stage Midstream projects that are no longer being developed. The pre-tax provisions were primarily recorded against intangible assets. In 2020, AltaGas recorded pre-tax provisions of $106 million of which $104 million related to the Alton Natural Gas Storage Project and the remaining $2 million related to land parcels located near the Harmattan gas processing plant which were sold in the second quarter of 2020.

Corporate/Other

In 2021, AltaGas recorded a pre-tax provision of $5 million related to the Parks at Walter Reed thermal plant in Washington, D.C. which was impaired as the carrying value exceeded future expected cash flows from the asset. In 2020, AltaGas recorded pre-tax provisions of $3 million related to the remaining U.S. distributed generation project which had not yet transferred to the purchaser and was classified as held for sale as at December 31, 2020. The pre-tax provisions were recorded against property, plant and equipment.